UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Buffalo Wild Wings, Inc.
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BUFFALO WILD WINGS, INC.> NASDAQ: BWLD RAYMOND JAMES – 38 th INSTITUTIONAL INVESTOR CONFERNCE MARCH 6, 2017

2 IMPORTANT INFORMATION Buffalo Wild Wings, Inc., its directors and certain of its executive officers are participants in the solicitation of proxies from Bu ffa lo Wild Wings shareholders in connection with its 2017 annual meeting of shareholders. Information regarding the names of the company ’s directors and executive officers and their respective interests in the company, by security holdings or otherwise, is set for th in the annual report on Form 10 - K for the fiscal year ended December 25, 2016, filed with the SEC on February 17, 2017. To the extent the comp any’s director and executive officers or their holdings of the company’s securities have changed from the amounts disclosed in the pro xy statement for the company’s 2016 annual meeting of shareholders, to the company’s knowledge, such changes have been reflected on initia l s tatements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 filed with the SEC. Buffalo Wild Wings will file a proxy statement in connection with its 2017 annual meeting. The proxy statement, any other rel eva nt documents, and other materials filed with the SEC concerning Buffalo Wild Wings are (or will be, when filed) available free o f c harge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other r ele vant documents that Buffalo Wild Wings files with the SEC when they become available before making any voting decision because the y c ontain important information.

3 SAFE - HARBOR STATEMENT Various remarks we make about future expectations, plans, and prospects for the company constitute forward - looking statements fo r purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements relate to , a mong other things, our future financial and store performance measures and growth goals for 2016. All statements other than statements o f h istorical fact are statements that could be deemed forward - looking statements. Actual results may vary materially from those contained in forward - looking statements based on a number of factors, including the factors described under “Risk Factors” in Part I, Item 1A of o ur Annual Report on Form 10 - K for the fiscal year ended December 25, 2016, as updated in subsequent reports filed with the SEC. Shareholders and other readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of t he date on which they are made. We assume no obligation to publicly update forward - looking statements after they are made.

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5 BWLD TODAY • Leader in casual - dining industry • Focused on delivering superior results and providing a differentiated guest experience • 2016 Key Financial Results: – System - wide sales: $3.8 billion – Revenue: $2 billion – Net Income: $95 million • 1,229 Buffalo Wild Wings restaurants worldwide – 606 franchised – 623 company - owned *Sales, revenue, net earnings and restaurant count for year ended December 25, 2016 Restaurant count as of February 13, 2017

BWLD EVOLUTION

FOOD & BEVERAGE

- "Build Your Own" flavors
- Shareable appetizers
- B-DUBS Sauce Lab
- Craft beer offerings
- Half-Price Wing Tuesday
- Boneless Thursday
- Food safety improvements
- Vendor relationships and pricing
- Food quality focus

GUEST EXPERIENCE

TECHNOLOGY


TABLESIDE ORDERING
READY. ORDER
BURGERS & SANDWICHES
GUEST CHECK

- Tablet & server handheld ordering
- POS conversion
- Online Ordering
- Loyalty program rollout

RESTAURANT EXPERIENCE





- Guest experience business model
- 15-Minute Fastbreak Lunch
- Emerging sports: soccer and e-Sports

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7 RESTAURANT GROWTH +9% 5 - Year CAGR 817 891 993 1,082 1,175 1,240 2011 2012 2013 2014 2015 2016 Company-owned Franchised Restaurant count includes R Taco and PizzaRev

8 REVENUE GROWTH + 20% 5 - Year CAGR $784M $1,041M $1,267M $1,516M $1,813M $1,987M 2011 2012 2013 2014 2015 2016

9 SAME - STORE SALES (SSS) -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2011 2012 2013 2014 2015 2016 Company-owned Franchised Casual Dining Trends

10 CASH FLOW $18M $15M $41M $80M $65M $141M $148M $145M $179M $218M $237M $283M 2011 2012 2013 2014 2015 2016 Free Cash Flow

11 2016 IN REVIEW $5.12 Earnings per diluted share + 9.6% Total revenue growth $232.7M In share repurchases, for 1,586,533 shares + 3.0% EPS growth vs. Last Year - 2.4% SSS at company - owned $140.9M Free cash flow ~+117% year - over - year For year ended December 25, 2016

GROWTH DRIVERS

13 Drive economic value Grow operating income Drive capital efficiency Reduce cost of capital Increase ROIC + Reduce WACC 13 1 2 SAME - STORE SALES COST STRUCTURE EFFICIENT CAPITAL STRUCTURE INTERNATIONAL EXPANSION PORTFOLIO OPTIMIZATION 3 5 4 PATH TO VALUE CREATION

14 SSS: NEAR - TERM DRIVERS FAST BREAK LUNCH 15 - MINUTE GUARANTEE HALF - PRICE WING TUESDAYS SINGLE DAY EVENTS

15 SSS: LONG - TERM DRIVERS EXPERIENCE DELIVERY COMMUNITY LOYALTY • Up to +2.0% lift in test stores • S ystem - wide in Q2 2017 • B - Dubs TV • Soccer • E - Sports • Available in 180 stores • Generated sales of $1.2M in Q416 • Eat Wings, Raise Funds • Home Team Advantage • Team Up For Kids

SSS: FOOD QUALITY FOCUS ENHANCING THE QUALITY OF OUR OFFERING, MAKING OUR MENU CRAVEABLE AND SIMPLE, WITH A FOCUS ON INGREDIENTS. 16

17 COST STRUCTURE: CONTINUOUS IMPROVEMENT CREATING VALUE FOR SHAREHOLDERS COST OF SALES OPERATING AND OTHER EXPENSES G&A LABOR

CURRENT FOOTPRINT : US AND CANADA 1,204 RESTAURANTS* • 623 company - owned restaurants, including 14 in Canada • 581 franchised restaurants 18 Only Company - owned Restaurants Only Franchised Restaurants Both Company - owned & Franchised Restaurants *As of February 12, 2017 4 1 87 12 10 8 11 16 21 13 97 3 23 7 7 5 10 14 20 2 12 29 33 19 31 12 17 71 55 94 58 23 12 27 30 11 18 25 14 57 44 30 39 1 5 3 12 2 11 18 6 19

• Exploring sale of ~10% of company - owned restaurants • Pilot for alternative format for Buffalo Wild Wings • Takeout/Delivery hub • Small format for metropolitan areas 19 PORTFOLIO OPTIMIZATION

INTERNATIONAL EXPANSION 20 25 INTERNATIONAL B - DUBS: • MEXICO • UNITED ARAB EMIRATES • SAUDI ARABIA • PHILIPPINES • PANAMA IN CONSTRUCTION: • INDIA • OMAN • VIETNAM Through February 1, 2017

21 EFFICIENT CAPITAL STRUCTURE BALANCED ALLOCATION STRATEGY GROWTH CAPITAL RETURN CAPITAL STRATEGY FOCUSED ON IMPROVING SHAREHOLDER VALUE

22 EFFICIENT CAPITAL STRUCTURE RETURN EXCESS CASH TO SHAREHOLDERS BY: $ 9 00M Share Repurchase Authorization Leverage Target of 1.5x Debt/EBITDA * Increased Debt Capacity to $700M , Evaluate Term Financing $450M – $500M planned share repurchases in 2017 *Target is non - operating lease adjusted